SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2002

HOTELS.COM
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-29575	75-2817683
(Commission File Number)	(IRS Employer Identification No.)

8140 Walnut Hill Lane, Suite 800, Dallas, TX	75231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 361-7311

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release dated October 23, 2002

Item 9. Regulation FD Disclosure.

     On October 23, 2002, Hotels.com issued a press release with respect to its results for the quarter ended September 30, 2002. A copy of the press release, appearing as Exhibit 99.1, is furnished and not filed pursuant to Regulation FD.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOTELS.COM

By:	/s/ Gregory S. Porter

Gregory S. Porter
General Counsel and Secretary

Dated: October 23, 2002

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Hotels.com Dated October 23, 2002